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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)   July 26, 1996
                                                --------------------





                           BOSTON LIFE SCIENCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





         Delaware                   0-6533                 87-0277826
 ------------------------------     ------      --------------------------------
(State or other jurisdiction of  (Commission    (I.R.S. Employer Identification
 incorporation or organization)    File No.)     No.)


33 Newbury Street, Suite 300
Boston, Massachusetts                           02116
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(Address of principal executive offices)      Zip Code



Registrant's telephone number, including area code  (617) 425-0200
                                                   -----------------



                   PAGE 1 OF 3 CONSECUTIVELY NUMBERED PAGES.

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Item 5.       Other Events.
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          On July 26, 1996, the Company filed a Registration Statement on Form
S-3 to register, among other things, shares of the Company's Common Stock, par value $.01 per share, which were sold pursuant to the private placement described more fully in the Company's Report on Form 8-K filed on July 9, 1996. The 10,826,170 shares of the Company's Common Stock registered pursuant to this Registration Statement will be sold by certain Selling Stockholders from time to time. The net proceeds from the sale of these securities will be received, and any commissions, discounts or other fees payable to broker dealers in connection with any such sale will be borne, by the Selling Stockholders. The Company will not receive any proceeds from the sale of these securities by the Selling Stockholders.

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                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BOSTON LIFE SCIENCES, INC.


Dated: July 26, 1996                By:  /s/  Marc E. Lanser, M.D.
                                       ----------------------------
                                       Executive Vice President and
                                       Chief Scientific Officer


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